SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      April 17, 2002

TRW Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-2384	34-575430

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 Richmond Road, Cleveland, OH	44124

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (216) 291-7000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On April 17, 2002, TRW Inc. issued a press release (a copy of which is attached as Exhibit 99 hereto) announcing the recommendation of the Board of Directors with respect to Northrop Grumman Corporation’s revised exchange offer.

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

(99) Press release issued by TRW Inc., dated April 17, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW Inc.

Date: April 17, 2002	By:	/s/ W. B. Lawrence W. B. Lawrence Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

(99)	Press release issued by TRW Inc., dated April 17, 2002.